INVESTMENT INCOME:
              Interest income                          $           39,222 (1)
              Commitment fee                                        5,708
                                                         -----------------

              TOTAL INVESTMENT INCOME                              44,930
                                                         -----------------

EXPENSES:
              Interest expense                                          0
              Amortization expense                                 43,027 (2)
              General and administrative                                0
                                                         -----------------

              TOTAL EXPENSES                                       43,027
                                                         -----------------

              NET INVESTMENT INCOME                                 1,903

UNREALIZED APPRECIATION (DEPRECIATION)
OF LOAN VALUE                                                           0
                                                        -----------------

                NET INCOME (LOSS)                      $            1,903
                                                        =================


(1) Interest income on Loans receivable for the period June 7 thru June 30, 2002
(2) Monthly amortization of capitalized Debt Issuance and Placement Fee expense over the life of the offering.

ASSETS:
   Cash                                                      $  1,701,719
   Loans receivable, at fair value                              2,915,676
   Investment in Subsidiary                                       533,493 (1)
   Due from Parent                                              1,345,000 (2)
   Debt issuance costs, net                                     1,429,757 (3)

            TOTAL ASSETS                                     $  7,925,645

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                          $     98,236 (4)
   Accrued expenses                                               130,189 (5)
   Subordinated bonds                                           7,207,056 (6)

            TOTAL LIABILITIES                                   7,435,481

COMMITMENTS AND CONTINGENCIES                                           0

STOCKHOLDERS' EQUITY:
   Common stock, $1 par value, 1,000 shares authorized,
            issued and outstanding                                  1,000
   Additional paid-in capital                                   1,557,535
   Accumulated deficit                                         (1,068,371)(7)

            TOTAL STOCKHOLDERS' EQUITY                            490,164

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $  7,925,645


(1) IBF VI Secured Lending Corporation has a 100% ownership interest in IBF VI Asset Securitization Corporation, a bankruptcy remote nonrecourse special purpose vehicle.

(2)  Pre-petition intercompany receivable

(3)  Capitalized costs associated with issuance of Investor notes

(4)  Accounts Payable (Trade Payables) are broken down as follows:

                    Pre-petition     $  98,232 ( of which $94,084 is in dispute)
                    Post-petition            4

(5)  Investor interest thru June 7 totals $47,135.

(6) Subordinated bonds includes reinvested interest of $11,379 accrued thru June 7, 2002.

(7) Accumulated deficit includes extraordinary costs (SEC defense related costs) of $575,000.

NOTES:
A. This is a draft schedule subject to year-end adjustments made in consultation with our auditors
B. Loan loss reserves for 2001 have not yet been established and will be established subject to consultation with our auditors and valuation consultants.
C. All information on the Balance Sheet is subject to revision pending completion of the year end audit.

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                             $      1,903 (1)
  Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Amortization                                                    43,027 (2)
      Interest on subordinated bonds                                       -
      Unrealized (appreciation) depreciation of loan value                 -
  Changes in operating assets and liabilities:
      Loans Receivable                                                80,781
      Accounts payable                                                    (4)
      Accrued expenses                                                     -
                                                              -----------------
      CASH FLOW PROVIDED BY OPERATING ACTIVITIES                     125,707
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Collection on mortgage loans                                         -
      Purchase of loan receivable                                          -
                                                              -----------------

      CASH FLOW USED IN INVESTING ACTIVITIES                               -
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Debt issuance costs incurred                                          -
     Reimbursement for expenses                                            -
     Payments to affiliate                                                 -
     Repayments of subordinated bonds                                      -
     Proceeds from issuance of subordinated bonds                          -

     CASH FLOW USED IN FINANCING ACTIVITIES                                -
                                                              -----------------

     NET INCREASE (DECREASE) IN CASH                                 125,707

CASH, Beginning                                                    1,576,012
                                                              -----------------

CASH, Ending                                              $        1,701,719
                                                              =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

              Cash paid during the periods for:
                           Interest                       $                -
                                                             =================
                                                             =================
                           Taxes                          $                -
                                                             =================


(1) See Income statement, net income
(2) Amortization of Debt issuance and Placement fee. See Income statement (2)

INVESTMENT INCOME:
             Interest income                          $            5,697
             Commitment fee                                            -
                                                        -----------------

             TOTAL INVESTMENT INCOME                               5,697
                                                        -----------------

EXPENSES:
             Interest expense                                          -
             Amortization expense                                 21,663 (1)
             General and administrative                           17,889
                                                        -----------------

             TOTAL EXPENSES                                       39,552
                                                        -----------------

             NET INVESTMENT INCOME                               (33,855)

UNREALIZED APPRECIATION (DEPRECIATION)
OF LOAN VALUE                                                    (22,814)(2)
                                                        -----------------

             NET INCOME (LOSS)                        $          (56,669)
                                                       =================


(1) Monthly amortization of capitalized Debt Issuance and Placement Fee expense over the life of the offering. (2) Represents reversal of accruals for the period June 7 through June 30 due to change in circumstances occasioned by Chapter 11 filing .

ASSETS:
           Cash                                                 $    868,109
           Loans receivable, at fair value                         3,717,607
           Investment in Subsidiary                                  540,936 (1)
           Due from Parent                                         1,345,000 (2)
           Debt issuance costs, net                                1,408,094 (3)
           Prepaid Expenses                                           15,026

                    TOTAL ASSETS                                $  7,894,772

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
           Accounts payable                                     $    116,589 (4)
           Accrued expenses                                          130,189
           Subordinated bonds                                      7,207,056

                    TOTAL LIABILITIES                              7,453,834

COMMITMENTS AND CONTINGENCIES                                              0

STOCKHOLDERS' EQUITY:
           Common stock, $1 par value, 1,000 shares authorized,
                    issued and outstanding                             1,000
           Additional paid-in capital                              1,557,535
           Accumulated deficit                                    (1,117,597)(5)

                    TOTAL STOCKHOLDERS' EQUITY                       440,938

                    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $  7,894,772


(1) IBF VI Secured Lending Corporation has a 100% ownership interest in IBF VI Asset Securitization Corporation, a bankruptcy remote nonrecourse special purpose vehicle.
(2)  Pre-petition intercompany receivable
(3)  Capitalized costs associated with issuance of Investor notes
(4)  Accounts Payable (Trade Payables) are broken down as follows:
                    Pre-petition     $ 100,332 (of which $ 96,749 is in dispute)
                    Post-petition       16,257
(5) Accumulated deficit includes extraordinary costs (SEC defense related costs) of $1,820,000.

NOTES:
A. This is a draft schedule subject to year-end adjustments made in consultation with our auditors
B. Loan loss reserves for 2001 have not yet been established and will be established subject to consultation with our auditors and valuation consultants.
C. All information on the Balance Sheet is subject to revision pending completion of the year end audit.

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                              $     (56,669)(1)
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
          Amortization                                                21,663 (2)
          Interest on subordinated bonds                                   -
          Unrealized (appreciation) depreciation of loan value             -
Changes in operating assets and liabilities:
          Loans Receivable                                          (799,469)
          Accounts payable                                           (14,161)
          Prepaid expense                                             15,026
                                                              -----------------

          CASH FLOW PROVIDED BY OPERATING ACTIVITIES                (833,610)
                                                              ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Collection on mortgage loans                                               -
Advances to affiliate                                                      -
Purchase of loan receivable                                                -
                                                            -----------------

          CASH FLOW USED IN INVESTING ACTIVITIES                           -
                                                            -----------------
CASH FLOWS FROM FINANCING ACTIVITIES
Debt issuance costs incurred                                               -
Reimbursement for expenses                                                 -
Payments to affiliate
Repayments of subordinated bonds                                           -
Proceeds from issuance of subordinated bonds                               -

          CASH FLOW USED IN FINANCING ACTIVITIES                           -
                                                            -----------------
          NET INCREASE (DECREASE) IN CASH                           (833,610)

CASH, Beginning                                                    1,701,719
                                                            -----------------
CASH, Ending                                               $          868,109
                                                            =================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

              Cash paid during the periods for:
                           Interest                        $                -
                                                            =================
                           Taxes                           $                -
                                                            =================
              Monthly Disbursements                        $          739,642
                                                            =================

(1) See Income statement, net income
(2) Amortization of Debt issuance and Placement fee. See Income statement (2)